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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 4, 2004

                           SCBT FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

        South Carolina                 001-12669               57-079935
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification No.)

          520 Gervais Street
        Columbia, South Carolina                                  29201-3046
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  (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (800) 277-2175
                                                           --------------

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

     C. John Hipp, III, President and Chief Executive Officer of SCBT Financial Corporation, has stated via a Form 144 filing his intention to sell 4,000 shares of SCBT Financial Corporation common stock before the end of 2004. Mr. Hipp expects to sell a similar number of shares in each of the following three years in order to retire certain loan or debt service obligations and for estate planning purposes.

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     Statements included in this Current Report on Form 8-K that are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities and Exchange Act of 1934, as amended.






                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

October 4, 2004                   SCBT Financial Corporation



                                  By: /s/ Richard C. Mathis
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                                          Richard C. Mathis
                                          Executive Vice President and
                                          Chief Financial Officer